UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2009

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2009, USEC Inc. ("USEC") issued a press release announcing a preview of financial results for the year ended December 31, 2008, based upon management's preliminary and unaudited review. USEC also provided preliminary guidance for 2009. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by USEC, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

USEC is building the American Centrifuge uranium enrichment plant in Piketon, Ohio and has applied for a loan guarantee under the U.S. Department of Energy ("DOE") Loan Guarantee Program to complete construction. USEC today announced that, due to a lack of visibility into timing for the potential selection of the American Centrifuge project ("ACP") for a loan guarantee and a funding commitment, USEC is initiating immediate steps to conserve cash and reduce the planned escalation of project construction and machine manufacturing activities. ACP project management will continue to focus on value engineering the AC100 centrifuge machine to lower its capital cost, building and operating a cascade of AC100 machines as part of the Lead Cascade test program, and advancing the engineering design of the commercial plant infrastructure. USEC will initially slow the growth of project spending in 2009 by sharply reducing the ramp up in hiring construction and craft workers, and deferring select procurements. USEC will also plan and coordinate with its strategic suppliers regarding various scenarios based on availability of DOE funding, which could include additional reductions in spending. USEC would be prepared to resume its ramp up in hiring and spending as funding becomes available. USEC’s effort to conserve cash until a funding decision is made by the DOE Loan Guarantee Program will affect the overall deployment cost and schedule for the American Centrifuge plant. As greater clarity is gained on potential funding through the DOE Loan Guarantee Program and USEC creates a more detailed plan with respect to the slowdown of spending, USEC will be better able to quantify changes to cost and schedule.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number--Description

99.1--Press release, dated February 5, 2009, issued by USEC Inc. announcing a preview of 2008 financial results and preliminary guidance for 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

February 5, 2009	By:	/s/ John C. Barpoulis

Name: John C. Barpoulis
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 5, 2009, issued by USEC Inc. announcing a preview of 2008 financial results and preliminary guidance for 2009